SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Mutual Funds Trust (on behalf of Eaton Vance Multi-Asset Credit Fund) (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Eaton Vance Multisector Income Fund

Level I Answering Machine Script

Hello.

I am calling regarding your investment in Eaton Vance Multisector Income Fund.

The Special Meeting of Shareholders is scheduled to take place on October 24, 2019. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-866-207-2356 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Eaton Vance Multisector Income Fund

Level I Call Guide

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in Eaton Vance Multisector Income Fund. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on October 24, 2019.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. The Board of Trustees is recommending a vote “FOR” the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. The Board of Trustees is recommending a vote “FOR” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with Eaton Vance Multisector Income Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY Updated 09-20-2019

Eaton Vance

IMPORTANT REMINDER PLEASE VOTE

EATON VANCE MULTISECTOR INCOME FUND

October 3, 2019

Dear Shareholder:

We recently sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on an important proposal affecting the Eaton Vance Multisector Income Fund. The Special Meeting is scheduled to be held on Thursday, October 24, 2019 at 2:00 PM Eastern Time at the offices of the Fund, Two International Place, Boston, Massachusetts 02110. As of the mailing of this letter, we have not received your vote.

For your convenience, we have enclosed a copy of the proxy card for your review and to vote. If you have any questions about the proposal, please call **1-866-207-2356**.

YOUR VOTE IS IMPORTANT!

THE FUND'S BOARD OF TRUSTEES BELIEVES THE PROPOSAL IS IN THE SHAREHOLDERS' BEST INTERESTS AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. PLEASE TAKE A MOMENT NOW TO VOTE!

Thank you for your consideration and your vote.

Voting is easy and only takes a few moments of your time. Please use one of the convenient options listed below:

1. **Vote by Mail.** Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
2. **Vote via the Internet.** Visit the website indicated on the enclosed proxy card and enter your "Control Number" from the proxy card.
3. **Vote by Phone.** Dial the toll-free number indicated on the enclosed proxy card.
4. **Vote by Phone with a live operator.** Dial toll-free **1 (866) 207-2356**. Please have the proxy card available at the time of the call.

YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!

MUTUAL FUND

PROXY FACT SHEET FOR:

EATON VANCE MULTISECTOR INCOME FUND

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	AUGUST 21, 2019	PRINCIPAL OFFICE OF THE FUND
Mail Date	SEPTEMBER 9, 2019	TWO INTERNATIONAL PLACE
Meeting Date	OCTOBER 24, 2019 @ 2:00 PM (ET)	BOSTON, MASSACHUSETTS 02110
ADDITIONAL INFORMATION		CONTACT INFORMATION
CUSIP	SEE PAGE 4	Inbound Line	1-866-207-2356
Ticker	SEE PAGE 4	Website	www.eatonvance.com/funddocuments

What are Shareholders being asked to vote on?

1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization to reorganize Eaton Vance Multisector Income Fund into Eaton Vance Multi-Asset Credit Fund;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

PROPOSAL 1: To consider and act upon a proposal to approve an Agreement and Plan of Reorganization to reorganize Eaton Vance Multisector Income Fund into Eaton Vance Multi-Asset Credit Fund;

What is happening?

As a shareholder of Eaton Vance Multisector Income Fund (“Multisector Income Fund”), you are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to exchange shares of Multisector Income Fund for shares of Eaton Vance Multi-Asset Credit Fund (“Multi-Asset Credit Fund”) (the “Reorganization”).

Why is the Reorganization being proposed?

Eaton Vance Management (“EVM”), the investment adviser and administrator of each Fund, proposed the Reorganization in order to give Multisector Income Fund shareholders the opportunity to invest in a larger combined fund with a similar investment strategy and lower total annual fund operating expenses.

Will I own the same Class of shares after the Reorganization?

In the Reorganization, shareholders of each Class of shares of Multisector Income Fund will receive shares of the corresponding class of Multi-Asset Credit Fund, with the exception of Class R shareholders, who will receive Class A shares.

Will there be any changes to Fund fees and expenses as a result of the Reorganization?

The combined fund is expected to have lower Total Annual Fund Operating Expenses (after expense reimbursement) than Multisector Income Fund at current asset levels. Specifically, the pro forma Total Annual Fund Operating Expenses (after expense reimbursement) of the combined fund are estimated to be approximately 0.02% lower (approximately 0.01% lower for Class R6 shares) than Multisector Income Fund’s Total Annual Fund Operating Expenses as of April 30, 2019.

Will there be any changes to Fund investment objectives and policies as a result of the Reorganization?

•	Each Fund’s investment objective is total return. Total return is defined by the Funds as income plus capital appreciation.
•	The principal investment strategies and risks of each Fund and their fundamental and non-fundamental investment restrictions are similar, but not identical.

•	Each Fund invests primarily in various debt instruments. The Funds also have similar 80% policies.

o   The Multisector Income Fund invests at least 80% of its net assets in “bonds and other income instruments,” while the Multi-Asset Credit Fund invests at least 80% of its net assets in “credit-related instruments” (each such category of investments is defined as described in the Proxy Statement/Prospectus).

•	Each Fund may invest in instruments rated below investment grade, including below investment grade loans.

o   As compared to Multisector Income Fund, Multi-Asset Credit Fund has greater exposure to instruments rated below investment grade, including below investment grade loans.

o   Specifically, Multisector Income Fund may not invest more than 35% of its net assets in below investment grade bonds and other income instruments, while Multi-Asset Credit Fund must invest at least 60% of its net assets in high-yield bonds and floating-rate loans rated below investment grade.

o   As of April 30, 2019, Multi-Asset Credit Fund and Multisector Income Fund invested approximately 87% and 28% of their assets in below-investment grade investments, respectively.

•	Each Fund may invest in foreign debt securities, including those issued by issuers located in emerging markets. Multi-Asset Credit Fund seeks to hedge the currency risk associated with its investments in foreign securities, while Multisector Income Fund is not required to do so.
•	Each Fund may also invest in various securitized instruments and derivatives.
•	Multisector Income Fund may invest up to 20% of its net assets in equity securities. Multi-Asset Credit Fund may invest in preferred stock and may own other equity securities that are part of a financial restructuring of a Fund investment.
•	Although both Funds may invest in exchange-traded funds, Multisector Income Fund is limited to 5% of total assets while Multi-Asset Credit Fund is not.

How are shareholders expected to benefit from the proposed Reorganization?

As a shareholder of Multisector Income Fund, you can be expected to benefit from the Reorganization because you would become a shareholder of a larger combined fund that is expected to have a lower total expense ratio after the Reorganization than that of your Fund (after expense reimbursements) and that would continue to provide exposure to a portfolio that invests primarily in various debt instruments.

How does the performance of the Funds compare?

The average annual total return of Multi-Asset Credit Fund exceeded that of Multisector Income Fund for the one-year, five-year and since-inception periods ended April 30, 2019. Multisector Income Fund outperformed Multi-Asset Credit Fund for the three-year period ended April 30, 2019.

If approved, when will the Reorganization occur?

The Reorganization will take place as soon as reasonably practicable following shareholder approval of the Reorganization.

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds operate under the same redemption procedures pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guarantees, if required. The respective classes of each Fund have the same exchange privileges.

Are there costs or tax consequences of the Reorganization?

The costs of the Reorganization, including legal, printing, mailing and solicitation costs are estimated to be approximately $180,000. This estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher. EVM has agreed to assume $75,000 of these costs and Multisector Income Fund will assume the remainder. If the Reorganization is approved by Multisector Income Fund’s shareholders, prior to consummation of the Reorganization, EVM expects to reposition Multisector Income Fund’s portfolio to more closely align with the investment preferences, policies and restrictions of Multi-Asset Credit Fund and its portfolio managers. The costs of these transactions will be borne by Multisector Income Fund and are estimated to equal approximately 0.10% of Multisector Income Fund’s net assets at the time of the transactions. Multisector Income Fund is expected to have sufficient capital loss carryforwards to offset any capital gains generated from the repositioning.

You will not be charged any sales charges, commissions, or transactions fees in the Reorganization.

Multisector Income Fund expects to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, Multisector Income Fund’s shareholders will not recognize a taxable gain or loss on the receipt of shares of Multi-Asset Credit Fund in liquidation of their interest in Multisector Income Fund.

What will happen if the Reorganization is not approved?

If the Reorganization is not approved by shareholders, the Trustees will consider what other actions, if any, may be taken with respect to the Multisector Income Fund.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At: http://www.eatonvance.com/funddocuments

AST Fund Solutions is mentioned on page 28 of Proxy Statement.

NAME OF FUND	CLASS	TICKER	CUSIP
Eaton Vance Multisector Income Fund	A	EVBAX	277905246
Eaton Vance Multisector Income Fund	C	EVBCX	277905238
Eaton Vance Multisector Income Fund	I	EVBIX	277905220
Eaton Vance Multisector Income Fund	R	EVBRX	277905162
Eaton Vance Multisector Income Fund	R6	EVBSX	277905154